DELAWARE GROUP® ADVISER FUNDS

Delaware International Bond Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Statutory Prospectuses dated February 28, 2012

Effective October 12, 2012, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	July 2011
Paul Matlack, CFA	Senior Vice President, Fixed Income Strategist	July 2012

Sub-advisers
Macquarie Bank International Limited (MBIL)

Portfolio manager	Title with MBIL	Start date on the Fund
Graham McDevitt	Global Strategist	October 2012

Macquarie Investment Management Limited (MIML)

Effective October 12, 2012, the following replaces the information in the section entitled “Who manages the Fund – Investment Adviser.”

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of Macquarie Group Ltd (“Macquarie”). The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. The Fund paid no investment management fees to the Manager, after waivers, during the most recent fiscal period.

Effective October 12, 2012, the following replaces the information in the section entitled “Who manages the Fund – Sub-advisers.”

Sub-advisers

Macquarie Bank International Limited (MBIL) is an indirect subsidiary of Macquarie, and is an affiliate of the Manager.  As sub-adviser, MBIL, together with the Manager, is responsible for day-to-day management of the Fund's assets. Although MBIL serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MBIL's performance as sub-adviser. The Manager has entered into a separate sub-advisory agreement with MBIL and compensates MBIL out of the investment advisory fees it receives from the Fund. For its services to the Fund, MIML is entitled to the reimbursement of its reasonable expenses.  MBIL is located at Ropemaker Place, 28 Ropemaker Street, London EC2Y 9HD, United Kingdom.

Macquarie Investment Management Limited (MIML) is an indirect subsidiary of Macquarie, and is an affiliate of the Manager. While the Manager of the Fund may in the ordinary course hedge individual securities or currencies, from time to time and as deemed appropriate the Manager may ask MIML to employ certain currency hedging services. Although MIML serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MIML's performance as sub-adviser. The Manager has entered into a separate sub-advisory agreement with MIML and compensates MIML out of the investment advisory fees it receives from the Fund. To the extent MIML provides services to the Fund, MIML is entitled to an annual fee of the greater of 0.08% of the Fund's average daily net assets or $1,000.  MIML is located at No. 1 Martin Place, Sydney NSW 2000, Australia.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract with the Manager and investment sub-advisory agreement with MIML is available in the Fund's annual report to shareholders for the period ended October 31, 2011.

Effective October 12, 2012, the following replaces the biographical information in the section entitled “Who manages the Fund - Portfolio managers.”

Portfolio managers

Paul Grillo and Graham McDevitt share portfolio management responsibilities for the Fund.  In making investment decisions for the Fund, Mr. Grillo and Mr. McDevitt regularly consult with Paul Matlack.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy, Delaware Investments
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Paul A. Matlack, CFA,
Senior Vice President, Fixed Income Strategist
Paul A. Matlack is a strategist for the firm’s fixed income team. In this role, he interacts with portfolio managers, analysts, and traders, and communicates with the institutional consulting world and retail audience. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Graham McDevitt, Global Strategist, Macquarie Bank International Limited
Graham McDevitt is a member of the investment team of Macquarie Investment Management and formerly managed the Fund from July 2011 until July 2012 as a senior portfolio manager at Delaware Investments prior to joining MBIL. He is head of global strategy for Macquarie’s Fixed Income and Currency Division where he is responsible for global sector rotation across a number of funds. McDevitt has over 25 years experience as an economist and global strategist, including 16 years in London. Prior to joining Macquarie Group in 2007, he spent eight years in various senior positions at ABN Amro, including global head of interest rate strategy, global head of credit research, and more recently, global head of financial market research, covering interest rates, currencies, and credit. In this role he managed a 90-member research team in the United Kingdom, Europe, the United States, and Australia. McDevitt holds a Master of Commerce, major in economics, from the University of New South Wales, located in Sydney, Australia. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated October 15, 2012.